Exhibit 99.1

Sunoco LP Announces Results of Early Participation in Private Exchange Offers and Consent Solicitations for Outstanding Notes of Parkland Corporation and Extension of the Early Participation Exchange Consideration

DALLAS, October 21, 2025 – Sunoco LP (NYSE: SUN) (“Sunoco”) today announced that as of 5:00 p.m., New York City time, on October 20, 2025 (the “Early Participation Date”), that C$1,352,346,000 in aggregate principal amount of certain outstanding Canadian dollar denominated notes (collectively, the “PKI CAD Notes”) previously issued by Parkland Corporation (“Parkland”), representing approximately 84.5% of the total outstanding principal amount of the PKI CAD Notes and at least a majority of each series of PKI CAD Notes outstanding, and that US$2,564,002,000 in aggregate principal amount of certain outstanding U.S. dollar denominated notes (collectively, the “PKI USD Notes” and together with the PKI CAD Notes, the “PKI Notes”) previously issued by Parkland, representing approximately 98.6% of the total outstanding principal amount of the PKI USD Notes and at least a majority of each series of PKI USD Notes outstanding, have been validly tendered and not validly withdrawn (and consents thereby validly given and not validly withdrawn) in connection with its previously announced private exchange offers (collectively, the “Exchange Offers”) and related consent solicitations (collectively, the “Consent Solicitations”) and that the following Early Participation Exchange Consideration (as defined below) in respect of each C$1,000 principal amount of PKI CAD Notes and each US$1,000 principal amount of PKI USD Notes, respectively, if accepted for purchase is to be paid:

Title of Series of PKI CAD Notes	CUSIP No.	Early Participation Exchange Consideration(1)(2)	Principal Amount Tendered		Percentage of Aggregate Principal Amount Tendered
3.875% Senior Notes due 2026	70137WAJ7 (Unrestricted) 70137WAK4 (Restricted)	C$1,000 principal amount of Sunoco’s 3.875% Senior Notes due 2026 and C$2.50 in cash	C$	522,224,000	87.0%
6.000% Senior Notes due 2028	70137WAB4 (Unrestricted) 70137WAA6 (Restricted)	C$1,000 principal amount of Sunoco’s 6.000% Senior Notes due 2028 and C$2.50 in cash	C$	372,461,000	93.1%
4.375% Senior Notes due 2029	70137WAF5 (Unrestricted) 70137WAE8 (Restricted)	C$1,000 principal amount of Sunoco’s 4.375% Senior Notes due 2029 and C$2.50 in cash	C$	457,661,000	76.3%
		Total:	C$	1,352,346,000	84.5%

(1)	For each C$1,000 principal amount of PKI CAD Notes validly tendered at or before the Early Participation Date, not validly withdrawn and accepted for exchange.
(2)	The C$1,000 is inclusive of a C$50.00 Early Participation Premium (as defined below).

Title of Series of PKI USD Notes	CUSIP No.	Early Participation Exchange Consideration(1)(2)	Principal Amount Tendered		Percentage of Aggregate Principal Amount Tendered
5.875% Senior Notes due 2027	70137TAP0 (144A) C71968AB4 (Reg. S)	US$1,000 principal amount of Sunoco’s 5.875% Senior Notes due 2027 and US$2.50 in cash	US$	492,653,000	98.5%
4.500% Senior Notes due 2029	70137WAG3 (144A) C7196GAA8 (Reg. S)	US$1,000 principal amount of Sunoco’s 4.500% Senior Notes due 2029 and US$2.50 in cash	US$	787,124,000	98.4%
4.625% Senior Notes due 2030	70137WAL2 (144A) C7196GAB6 (Reg. S)	US$1,000 principal amount of Sunoco’s 4.625% Senior Notes due 2030 and US$2.50 in cash	US$	797,122,000	99.6%
6.625% Senior Notes due 2032	70137WAN8 (144A) C7196GAC4 (Reg. S)	US$1,000 principal amount of Sunoco’s 6.625% Senior Notes due 2032 and US$2.50 in cash	US$	487,103,000	97.4%
		Total:	US$	2,564,002,000	98.6%

(1)	For each US$1,000 principal amount of PKI USD Notes validly tendered at or before the Early Participation Date, not validly withdrawn and accepted for exchange.
(2)	The US$1,000 is inclusive of a US$50.00 Early Participation Premium.

As of October 20, 2025, Sunoco has received the requisite consents from Eligible Holders (as defined below) of each series of PKI Notes to amend the PKI Notes of each series and related indenture and supplemental indentures under which they were issued (as supplemented, the “PKI Indentures” and each, a “PKI Indenture”).

Sunoco has also announced that the previous deadline for holders to tender their PKI Notes and be eligible to receive C$1,000, in the case of holders of the PKI CAD Notes, or US$1,000, in the case of holders of the PKI USD Notes, principal amount of such series of new notes to be issued by Sunoco (the “New Notes”), which includes an early participation premium, payable in principal amount of New Notes, of C$50.00 for PKI CAD Notes and US$50.00 for PKI USD Notes (the “Early Participation Premium”), plus a payment of C$2.50 for PKI CAD Notes and US$2.50 for PKI USD Notes in cash (the “Cash Payment” and together with the Early Participation Premium, the “Early Participation Exchange Consideration”), has been extended to the Expiration Date (as defined below). As a result, the consideration to be paid for PKI Notes validly tendered (i) at or prior to the Early Participation Date and (ii) following the Early Participation Date, but at or prior to the Expiration Date, will be the same.

PKI Notes validly tendered and not validly withdrawn and that are accepted for exchange will be exchanged for New Notes on the Settlement Date (as defined below), and the applicable consideration will be paid to the Eligible Holders of such PKI Notes on such date, unless the Exchange Offers and Consent Solicitations are extended or terminated.

Withdrawal rights for the Exchange Offers and Consent Solicitations expired at 5:00 p.m., New York City time, on October 20, 2025. Holders may no longer withdraw tendered PKI Notes or revoke consents, except as required by applicable law.

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the confidential exchange offer memorandum and consent solicitation statement for the PKI CAD Notes, dated as of October 6, 2025 (the “CAD Exchange Offer Memorandum”), and a confidential exchange offer memorandum and consent solicitation statement for the PKI USD Notes, dated as of October 6, 2025 (the “USD Exchange Offer Memorandum,” and together with the CAD Exchange Offer Memorandum, each an “Exchange Offer Memorandum,” and collectively, the “Exchange Offer Memoranda”). Each Exchange Offer and the Consent Solicitation will expire at 5:00 p.m., New York City time, on November 4, 2025, unless extended or terminated (such time and date, as the same may be extended, the “Expiration Date”). Settlement of the Exchange Offers is expected to be promptly following the Expiration Date (the “Settlement Date”), unless Sunoco extends the Expiration Date or terminates the Exchange Offers. Sunoco reserves the right to terminate, withdraw, amend or extend one or more of the Exchange Offers and Consent Solicitations in its discretion, subject to applicable law and the terms and conditions set forth in the Exchange Offer Memoranda.

Each series of New Notes will have substantially identical interest rates, interest payment dates, maturity dates and redemption terms as the corresponding series of PKI Notes. The first interest payment on any New Notes will include the accrued and unpaid interest on the PKI Notes tendered in exchange therefor so that a tendering Eligible Holder will receive the same interest payment it would have received had its PKI Notes not been tendered in the Exchange Offers and Consent Solicitations; provided that the amount of accrued and unpaid interest shall only be equal to the accrued and unpaid interest on the principal amount of PKI Notes equal to the aggregate principal amount of New Notes an Eligible Holder receives.

Each Exchange Offer and Consent Solicitation is subject to certain conditions such as, among other things, completion of Sunoco’s acquisition of all of the issued and outstanding common shares of Parkland (the “Parkland Acquisition”) and a majority of each series of PKI USD Notes and a majority of each series of PKI CAD Notes shall have tendered and consented. The conditions that a majority of each series of PKI USD Notes and a majority of each series of PKI CAD Notes shall have tendered and consented were satisfied on the Early Participation Date. Sunoco may generally waive any such conditions at any time (except for the condition that the Parkland Acquisition shall have been consummated), and any waiver of a condition by Sunoco with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation, as applicable. In addition, Sunoco may amend the terms of any Exchange Offer or Consent Solicitation without amending the terms of any other Exchange Offer or Consent Solicitation, respectively. Any amendment of the terms of an Exchange Offer by Sunoco will automatically amend such terms with respect to the corresponding Consent Solicitation, as applicable.

Parkland is expected to enter into supplemental indentures implementing certain proposed amendments to, among other things, eliminate from each PKI Indenture, as it relates to each series of PKI Notes (i) substantially all of the restrictive covenants, (ii) certain of the events which may lead to an “Event of Default,” (iii) the financial reporting covenant and (iv) the offer to purchase notes upon a “Change of Control” (collectively, the “Proposed Amendments”). The supplemental indentures implementing the Proposed Amendments will be effective upon execution but will only become operative upon the Settlement Date of the applicable Exchange Offer.

This news release is neither an offer to sell nor a solicitation of an offer to buy the notes or any other securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of, the notes or any other securities in any jurisdiction in which such offer, solicitation or sale is unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

The New Notes offered in the Exchange Offers have not been registered with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or any state or foreign securities laws and no prospectus will be filed under applicable securities laws in any of the provinces or territories of Canada. Accordingly, the New Notes will be subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and other applicable securities laws, pursuant to registration or exemption therefrom. The New Notes may not be offered or sold in the United States or to any “U.S. persons” (as such term is defined in Rule 902 under the Securities Act in offshore transactions in compliance with Regulation S under the Securities Act) except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Only persons who properly complete and return the eligibility certification (the “Eligibility Letter”), which is available from the Information Agent (as defined below), certifying that they are (i) if such person is located in the United States, a “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act (“QIBs”) or (ii) if such person is located outside of the United States, such person is not a U.S. person and (if a resident in Canada) a “non-U.S. qualified offeree” (such persons, “USD Exchange Eligible Holders”) are authorized to receive and review the respective USD Exchange Offer Memorandum. Only USD Exchange Eligible Holders who have completed and returned an Eligibility Letter, available from the Information Agent, are authorized to receive or review the USD Exchange Offer Memorandum or to participate in the Exchange Offers and Consent Solicitations applicable to the PKI USD Notes.

Only (i) QIBs, (ii) non-U.S. persons that are outside of the United States within the meaning of Regulation S under the Securities Act or (iii) non-U.S. persons that are resident in Canada and an “accredited investor” (as such term is defined in National Instrument 45-106 – Prospectus Exemptions) and, in the case of a purchaser resident in Ontario, subsection 73.3(1) of the Securities Act (Ontario), without being an individual unless such individual is also a “permitted client” as such term is defined in National Instrument 31-103 – Registration Requirements, Exemptions, and Ongoing Registrant Obligations (such persons, the “CAD Exchange Eligible Holders” and, together with the USD Exchange Eligible Holders, the “Eligible Holders”) are eligible to participate in the Exchange Offers and Consent Solicitations applicable to the PKI CAD Notes.

Holders who desire to obtain a copy of the Eligibility Letter should contact D.F. King & Co., Inc., the information and exchange agent for the Exchange Offers and Consent Solicitations (the “Information Agent”), at (800) 967-7635 (toll-free) or (212) 269-5550 (banks and brokers), at www.dfking.com/parkland or by email at parkland@dfking.com. D.F. King & Co., Inc. will also provide copies of the respective Exchange Offer Memorandum to Eligible Holders.

Computershare Investor Services Inc. is the exchange and tabulation agent for the Exchange Offer and Consent Solicitation relating to the PKI CAD Notes, and can be reached at +1(604) 661-9400.

Questions concerning the terms of the Exchange Offers or the Consent Solicitations should be directed to the dealer managers for the Exchange Offers and the solicitation agents for the Consent Solicitations:

Citigroup Global Markets Inc.

388 Greenwich Street, 4th Floor Trading

New York, New York 10013

Attn: Liability Management Group

Collect: +1 (212) 723-6106

Toll free: +1 (800) 558-3745

E-mail: ny.liabilitymanagement@citi.com

TD Securities (USA) LLC

1 Vanderbilt Avenue, 11th Floor

New York, New York 10017

Attention: Liability Management Group

Collect: +1 (212) 827-2842

Toll Free: +1 (866) 584-2096

Email: LM@tdsecurities.com

The Exchange Offers and Consent Solicitations are being made only pursuant to the Exchange Offer Memoranda. The Exchange Offer Memoranda and other documents relating to the Exchange Offers and Consent Solicitations will be distributed only to Eligible Holders. The Exchange Offers are not being made to holders of PKI Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. The New Notes have not been approved or disapproved by any securities commission, stock exchange or other similar regulatory authority, nor has any such securities commission, stock exchange or other similar regulatory authority passed upon the accuracy or adequacy of the Exchange Offer Memoranda.

None of Sunoco, Sunoco’s subsidiaries, its and their respective directors or officers, the dealer managers and solicitation agents, the information and exchange agent, the exchange and tabulation agent, any trustee for the New Notes or the PKI Notes, their respective affiliates, or any other person is making any recommendation as to whether holders should tender their PKI Notes in the Exchange Offers or deliver consents in the Consent Solicitations.

About Sunoco LP

Sunoco LP (NYSE: SUN) is an energy infrastructure and fuel distribution master limited partnership operating in over 40 U.S. states, Puerto Rico, Europe, and Mexico with an extensive network of approximately 14,000 miles of pipeline and over 100 terminals for midstream operations. Sunoco’s general partner is owned by Energy Transfer LP (NYSE: ET).

Forward-Looking Statements

This news release may include certain statements concerning expectations for the future that are forward-looking statements as defined by federal law, including without limitation statements regarding the Exchange Offers, the expected Settlement Date and the Parkland Acquisition. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control. An extensive list of factors that can affect future results are discussed in Sunoco’s Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. Sunoco undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Contacts

Scott Grischow

Treasurer, Senior Vice President – Finance

(214) 840-5660, scott.grischow@sunoco.com

Brian Brungardt

Director – Investor Relations

(214) 840-5437, brian.brungardt@sunoco.com

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